UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (203) 674-9695

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission with an effective date of July 10, 2015.

Item 8.01.	Other Events

On September 2, 2015, the Company issued a press release announcing the delivery of the Commodore and the Cresques. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 3, 2015	By:	DORIAN LPG LTD. (registrant) /s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer

EXHIBIT 99.1

Dorian LPG Ltd. Announces Delivery of the Commodore and the Cresques
STAMFORD, Conn., Sept. 2, 2015 /PRNewswire/ -- Dorian LPG Ltd. (NYSE: LPG) (the "Company" or "Dorian LPG"), a leading owner and operator of modern Very Large Gas Carriers ("VLGCs"), reported today that it has taken delivery of the ECO VLGC Commodore from Hyundai Samho Heavy Industries and the ECO VLGC Cresques from Daewoo Shipbuilding and Marine Engineering ("DSME"). These will be Dorian LPG's ninth and tenth newbuilding deliveries and the first of three to be delivered from DSME.

Dorian LPG also announced today that the Cheyenne's delivery will take place in the calendar fourth quarter, instead of prior to September 30, 2015 as previously advised.

About Dorian LPG Ltd.
Dorian LPG is a liquefied petroleum gas shipping company and a leading owner and operator of modern VLGCs. Including the newly-delivered Commodore and Cresques, Dorian LPG currently owns and operates 13 modern VLGCs and one pressurized LPG vessel. In addition, Dorian LPG has 9 ECO VLGC newbuildings under construction. Dorian LPG has offices in Connecticut, USA, London, United Kingdom and Athens, Greece.

Forward-Looking Statements
This press release contains "forward-looking statements." Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "may," "should" and similar expressions are forward-looking statements. These statements are not historical facts but instead represent only the Company's belief regarding future results, many of which, by their nature are inherently uncertain and outside of the Company's control. Actual results may differ, possibly materially, from those anticipated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect future results, see the discussion in the Company's Annual Report on Form 10-K, under the heading "Risk Factors." The Company does not assume any obligation to update the information contained in this press release.

For further information:
Ted Young; Chief Financial Officer: Tel.: +1 (203) 674-9695 or IR@dorianlpg.com